January 23, 2006

Dear Fellow Shareholder:

             On behalf of the Board of Directors and management of Citizens Community Bancorp we cordially invite you to attend the 2006 Annual Meeting of Shareholders. The meeting will be held at 4:00 p.m. local time, on February 22, 2006 at the Citizens Community Federal offices at Banbury Place, Building D-02, Suite 319, 800 Wisconsin Street, Eau Claire, Wisconsin.

             The matters expected to be acted upon at the meeting are described in the attached proxy statement. In addition, we will report on our progress during the past year and entertain your questions and comments.

             We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope provided as promptly as possible. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.

             Your Board of Directors and management are committed to the continued success of Citizens Community Bancorp and the enhancement of your investment. As President, I want to express my appreciation for your confidence and support.

Sincerely, /s/ James G. Cooley James G. Cooley President and Chief Executive Officer

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CITIZENS COMMUNITY BANCORP
2174 EastRidge Center
Eau Claire, Wisconsin 54701
(715) 836-9994

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on February 22, 2006

             Notice is hereby given that the annual meeting of shareholders of Citizens Community Bancorp will be held at Citizens Community Federal's offices at Banbury Place, Building D-02, Suite 319, 800 Wisconsin Street, Eau Claire, Wisconsin, on February 22, 2006, at 4:00 p.m. local time.

             A proxy card and a proxy statement for the annual meeting are enclosed.

             The annual meeting is for the purpose of considering and voting on the following proposals:

Proposal 1.	Election of two directors of Citizens Community Bancorp for three year terms;
Proposal 2.	Ratification of the appointment of Wipfli, LLP as Citizens Community Bancorp's independent auditors for the fiscal year ending September 30, 2006.

Shareholders also will transact such other business as may properly come before the annual meeting, or any adjournment or postponement thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.

             The Board of Directors has fixed the close of business on January 11, 2006, as the record date for the annual meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof. To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

BY ORDER OF THE BOARD OF DIRECTORS /s/ James G. Cooley James G. Cooley President and Chief Executive Officer

Eau Claire, Wisconsin
January 23, 2006

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

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CITIZENS COMMUNITY BANCORP
2174 EastRidge Center
Eau Claire, Wisconsin 54701
(715) 836-9994
____________________

PROXY STATEMENT
____________________

ANNUAL MEETING OF SHAREHOLDERS
To be held on February 22, 2006
____________________

             Citizens Community Bancorp's Board of Directors is using this proxy statement to solicit proxies from the holders of Citizens Community Bancorp common stock for use at our annual meeting of shareholders. We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about January 23, 2006. Certain of the information provided herein relates to Citizens Community Federal, a wholly owned subsidiary of Citizens Community Bancorp. Citizens Community Federal may also be referred to from time to time as the "Bank." References to "Citizens Community Bancorp", "we", "us" and "our" refer to Citizens Community Bancorp and, as the context requires, Citizens Community Federal.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting.

Our annual meeting will be held as follows:

Date:	Wednesday, February 22, 2006
Time:	4:00 p.m., local time
Place:	Citizens Community Federal offices at Banbury Place
Building D-02, Suite 319 800 Wisconsin Street
Eau Claire, Wisconsin

Matters to be Considered at the Annual Meeting.

             At the meeting, shareholders of Citizens Community Bancorp are being asked to consider and vote upon the following proposals:

Proposal 1.	Election of two directors of Citizens Community Bancorp for terms to expire in three years;
Proposal 2.	Ratification of the appointment of Wipfli, LLP as Citizens Community Bancorp's independent auditors for the fiscal year ending September 30, 2006.

            The shareholders also will transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

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Who is Entitled to Vote?

             We have fixed the close of business on January 11, 2006 as the record date for shareholders entitled to notice of and to vote at the Citizens Community Bancorp annual meeting. Only holders of record of Citizens Community Bancorp common stock on that record date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Citizens Community Bancorp common stock you own. On January 11, 2006, 3,724,644 shares of Citizens Community Bancorp common stock were outstanding and entitled to vote at the annual meeting.

What if My Shares are Held in "Street Name" by a Broker?

             If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as "broker non-votes." The proposals to elect directors and ratify auditors described in this proxy statement are considered "discretionary" items under the Nasdaq Stock Market rules.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan be Voted?

             We maintain an employee stock ownership plan ("ESOP") which owns 3.2% of Citizens Community Bancorp common stock. Employees of Citizens Community Bancorp and Citizens Community Federal participate in the ESOP. Each ESOP participant instructs the trustee of the plan how to vote the shares of Citizens Community Bancorp common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote the participant's shares in accordance with the participant's instructions. Shares of Citizens Community Bancorp common stock held in the ESOP but not allocated to any participant's account, and allocated shares for which no voting instructions are received from participants, will be voted by the trustee in the same proportion as shares for which the trustees have received voting instructions.

How Many Shares Must Be Present to Hold the Meeting?

             A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of Citizens Community Bancorp common stock entitled to vote at the annual meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What If a Quorum Is Not Present at the Meeting?

             If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held after March 12, 2006. An adjournment will have no effect on the business that may be conducted at the meeting.

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Vote Required to Approve Proposal I: Election of Directors.

             Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Citizens Community Bancorp common stock. Pursuant to our Charter, stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Our Board of Directors unanimously recommends that you vote "FOR" the election of each of management's director nominees.

Vote Required to Approve Proposal II: Ratification of the Appointment of Our Independent Auditors.

             Ratification of the appointment of Wipfli, LLP as our independent auditors for the fiscal year ending September 30, 2006 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of Citizens Community Bancorp common stock. Our Board of Directors unanimously recommends that you vote "FOR" the proposal to ratify Wipfli, LLP as our independent auditors for the fiscal year ending September 30, 2006.

How Do I Vote at the Annual Meeting?

             Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of Citizens Community Bancorp common stock can only be voted if the shareholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting if you are a shareholder of record.

             Voting instructions are included on your proxy card. Shares of Citizens Community Bancorp common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder's instructions. Where properly executed proxies are returned to Citizens Community Bancorp with no specific instruction as to how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of management's director nominees and "FOR" ratification of the appointment of Wipfli, LLP as our independent auditors for the fiscal year ending September 30, 2006. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. No other matters are currently expected by the Board of Directors to be properly presented at the Annual Meeting.

             You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

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May I Revoke My Proxy?

             You may revoke your proxy before it is voted by:
  submitting a new proxy with a later date;

  notifying the Corporate Secretary of Citizens Community Bancorp in writing before the annual meeting that you have revoked your proxy; or

  voting in person at the annual meeting.
             If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

Proxy Solicitation Costs.

             We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

STOCK OWNERSHIP OF CITIZENS COMMUNITY BANCORP COMMON STOCK

Stock Ownership of Directors and Executive Officers and 5% Owners.

             The following table sets forth, as of the January 11, 2006 voting record date, information regarding share ownership of:
  those persons or entities (or groups of affiliated persons or entities) known by management to beneficially own more than five percent of Citizens Community Bancorp common stock other than directors and executive officers;

  each director and director nominee of Citizens Community Bancorp;

  each executive officer of Citizens Community Bancorp named in the Summary Compensation Table appearing under "Executive Compensation" below; and

  all current directors and executive officers of Citizens Community Bancorp as a group.
             The address of each of the beneficial owners, except where otherwise indicated, is the same address as Citizens Community Bancorp. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of Citizens Community Bancorp.

             Beneficial ownership is determined in accordance with the rules of the SEC. As of the record date, there were 3,724,644 shares of Citizens Community Bancorp common stock outstanding. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after January 11, 2006 are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person's percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

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Beneficial Owners	Number of Shares Beneficially Owned(1)	Percent of Common Stock Outstanding
Beneficial Owners of More Than 5% Other than Directors and Named Executive Officers
Citizens Community MHC 2174 EastRidge Center Eau Claire, Wisconsin 54701	2,768,669	74.3%
Citizens Community Bancorp Employee Stock Ownership Plan Trust(2) 2174 EastRidge Center Eau Claire, Wisconsin 54701	119,236	3.2%
Directors and Named Executive Officers
Directors:
Richard McHugh(3)(4)	93,572	2.5%
Thomas C. Kempen(4)	8,683	*
Brian R. Schilling(4)	2,783	*
Donna E. Talmage(4)	2,783	*
David B. Westrate(4)	41,673	1.1%
James G. Cooley(5)	69,858	1.9%
Named Executive Officers:
John D. Zettler(6)	8,578	*
Johnny W. Thompson(7)	5,896	*
Timothy J. Cruciani(8)	18,049	*
Directors and executive officers of Citizens Community Bancorp as a group (10 persons)	249,092	6.7%

___________________________________
(1)	Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power. Included in the shares beneficially owned by the directors and named executive officers are currently exercisable options to purchase shares of Citizens Community Bancorp common stock as follows:
(2)	Represents shares held by the ESOP. Of these shares, none have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of Citizens Community Bancorp common stock allocated to his or her account.
(3)	Includes 17,020 shares held by Mr. McHugh's spouse. Amount also includes 1,192 shares of restricted stock granted pursuant to the Company's 2004 Restricted Stock Plan and 1,491 shares subject to options which are exercisable within 60 days of January 11, 2006, granted pursuant to the Company's 2004 Stock Option and Incentive Plan.
(4)	Amount includes 1,192 shares of restricted stock granted pursuant to the Company's 2004 Restricted Stock Plan and 1,491 shares subject to options which are exercisable within 60 days of January 11, 2006, granted pursuant to the Company's 2004 Stock Option and Incentive Plan.
(5)	Amount includes 10,000 shares held by Mr. Cooley's spouse and 5,000 shares held by children living with Mr. Cooley. Amount also includes 14,905 shares of restricted stock granted pursuant to the Company's 2004 Restricted Stock Plan and 7,453 shares subject to options which are exercisable within 60 days of January 11, 2006, granted pursuant to the Company's 2004 Stock Option and Incentive Plan.
(6)	Amount includes 2,385 shares of restricted stock granted pursuant to the Company's 2004 Restricted Stock Plan and 1,193 shares subject to options which are exercisable within 60 days of January 11, 2006, granted pursuant to the Company's 2004 Stock Option and Incentive Plan.
(7)	Amount includes 2,385 shares of restricted stock granted pursuant to the Company's 2004 Restricted Stock Plan and 1,193 shares subject to options which are exercisable within 60 days of January 11, 2006, granted pursuant to the Company's 2004 Stock Option and Incentive Plan.
(8)	Amount includes 5,366 shares of restricted stock granted pursuant to the Company's 2004 Restricted Stock Plan and 2,683 shares subject to options which are exercisable within 60 days of January 11, 2006, granted pursuant to the Company's 2004 Stock Option and Incentive Plan.
*	Less than 1% ownership.

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Section 16(a) Beneficial Ownership Reporting Compliance.

             Section 16(a) of the Securities Exchange Act of 1934 requires Citizens Community Bancorp's directors and executive officers, and persons who own more than 10% of Citizens Community Bancorp's common stock to report their initial ownership of Citizens Community Bancorp's common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and Citizens Community Bancorp is required to disclose in this proxy statement any late filings or failures to file.

             Citizens Community Bancorp believes, based solely on a review of the copies of reports furnished to us and written representations relative to the filing of certain forms, that no late reports occurred during the fiscal year ended September 30, 2005. All Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.

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PROPOSAL I -- ELECTION OF DIRECTORS

             Our Board of Directors consists of six members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. The table below sets forth information regarding each director of Citizens Community Bancorp and each nominee for director, including his or her age, position on the board and term of office. The Board of Directors selects nominees for election as directors. All of our nominees currently serve as Citizens Community Bancorp directors or have been appointed by the Board to serve in such capacity. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote "FOR" each of the director nominees.

Name	Age(1)	Position(s) Held with Citizens Community Bancorp and Citizens Community Federal	Director Since(2)	Term to Expire
Director Nominees
Brian R. Schilling	51	Director	1987	2009
David B. Westrate	62	Director	1991	2009

Directors Continuing in Office
Donna E. Talmage	79	Director	1984	2007
James G. Cooley	58	President and Chief Executive Officer	1993	2007
Richard McHugh	63	Chairman	1985	2008
Thomas C. Kempen	64	Vice-Chairman	1982	2008

_________________________________
(1)	At September 30, 2005.
(2)	Includes service as a director of Citizens Community Federal and its predecessors.

             Set forth below is the principal occupation of each director of Citizens Community Bancorp and of each of the nominees for director. All directors and nominees have held their present positions for at least five years unless otherwise indicated.

             Brian R. Schilling. Mr. Schilling is the Managing Partner of W.J. Bauman Associates, LTD, a certified public accounting firm.

             David B. Westrate. Mr. Westrate currently serves as planning supervisor for Sterling Education Services, Co., a position he has held for three years. Prior to that time, he was not employed.

             Adonis E. ("Donna") Talmage. Ms. Talmage is currently retired. Prior to her retirement, she was an accountant and data processor for Consumers Co-Op Association.

             James G. Cooley. Mr. Cooley is President and Chief Executive Officer of Citizens Community Federal, a position he has held since 1987.

             Richard McHugh. Mr. McHugh is the Owner/President of Choice Products, USA.

             Thomas C. Kempen. Mr. Kempen is the owner of T. C. Kempen Landscaping Supplies & Consulting.

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BOARD OF DIRECTORS MEETINGS, BOARD COMMITTEES
AND CORPORATE GOVERNANCE MATTERS

Meetings

             The Board of Directors of Citizens Community Bancorp generally meets on a monthly basis, holding additional special meetings as needed. During fiscal 2005, the Board of Directors of Citizens Community Bancorp held nine regular meetings and two special meetings. Meetings of the Board of Directors of Citizens Community Federal are also generally held on a monthly basis. In 2005, the Board of Directors of Citizens Community Federal held twelve regular meetings and two special meetings. No director of Citizens Community Bancorp or of the Bank attended fewer than 75% of the Board meetings and meetings of the committees on which they served during the period they were directors.

Committees and Charters

             The Board of Directors of Citizens Community Bancorp has standing Compensation, Audit and Nominating Committees.

             The Compensation Committee is currently comprised of Directors McHugh and Westrate. The Compensation Committee is responsible for reviewing all issues pertaining to executive compensation, reviewing and recommending all changes in employee benefit plans and making recommendations to the Board regarding director compensation. This committee met once in fiscal 2005.

             The Board of Directors has adopted written charters for its Audit and Nominating Committees, as well as a written Code of Business Conduct and Ethics that applies to all our directors, officers, and employees. You may obtain a copy of these documents free of charge by writing to: Donna Talmage, Corporate Secretary, Citizens Community Bancorp, 2174 EastRidge Center, Eau Claire, Wisconsin 54701, or by calling (715) 836-9994. In addition, our Code of Business Conduct and Ethics was filed with the SEC as Exhibit 14 to the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004.

             The Audit Committee of Citizens Community Bancorp operates under a written charter adopted by the full Board of Directors. The Audit Committee currently has two members, including directors Westrate and Schilling, each of whom is an "independent director" under the standards established by the United States Securities and Exchange Commission (the "SEC") for members of audit committees as required by the Nasdaq Rules. Mr. Schilling is an "audit committee financial expert" as defined in the rules of the SEC.

             This committee is responsible for the review of the company's annual audit report prepared by our independent auditors. The functions of the Audit Committee include:
  reviewing significant financial information including all quarterly reports and press releases containing financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

  ascertaining the existence of effective accounting and internal control systems; and

  overseeing the entire audit function including reviewing all reports received from the independent auditor.
             In fiscal 2005, this committee met eleven times.

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             During fiscal 2005, the full Board of Directors acted as a nominating committee for the selection of nominees for election as directors and met one time for this purpose. The Nominating Committee is responsible for identifying and recommending director candidates to serve on the Board of Directors. Final approval of director nominees is determined by the full Board, based on the recommendations of the Nominating Committee. The nominees for election at the Meeting identified in this Proxy Statement were recommended to the Board by the newly appointed Nominating Committee.

             The Nominating Committee operates under a formal written charter adopted by the Board, under which the Nominating Committee has the following responsibilities:

(i)	recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;
(ii)	recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company's charter and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable organizations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

(iii)	review nominations submitted by stockholders, which have been addressed to the Company's Secretary, and which comply with the requirements of the Company's charter and bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations;

(iv)	annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and
(v)	perform any other duties or responsibilities expressly delegated to the Committee by the Board.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

             The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Citizens Community Bancorp specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

             The Audit Committee of Citizens Community Bancorp operates under a written charter adopted by the full Board of Directors. In fulfilling its oversight responsibility of reviewing the services performed by Citizens Community Bancorp's independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditors. The Audit Committee also discussed with Citizens Community Bancorp's independent auditors the overall scope and plans for the audit. The Audit Committee met with the independent auditors to discuss the results of its audit, the evaluation of Citizens Community Bancorp's internal controls, and the overall quality of Citizens Community Bancorp's financial reporting. The Audit Committee also reviewed and discussed with the independent auditors the fees paid to the independent auditors; these fees are described under the caption "Relationship with Independent Auditors " below.

             Citizens Community Bancorp's Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.
  The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2005 audited financial statements;

  The Audit Committee has discussed with the Company's independent auditors (Wipfli, LLP) the matters required to be discussed by Statement on Auditing Standards No. 61 and requirements of the Securities and Exchange Commission;

  The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

  Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2005 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005.
David B. Westrate
Brian R. Schilling

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RELATIONSHIP WITH INDEPENDENT AUDITORS

Audit Fees

             For the fiscal year ended September 30, 2005, Wipfli, LLP ("Wipfli") provided various audit and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:

(a)	Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and review of financial statements included in the Company's Quarterly Reports on Form 10-QSB: 2005 - $64,000; 2004 - $46,000.

(b)	Audit Related Fees: Aggregate fees billed for professional services rendered related to consultation on accounting matters: 2005 - $5,600; 2004 - $3,100.
(c)	Tax Fees: Aggregate fees billed for professional services rendered related to tax compliance, tax advice and tax consultations: 2005 - $11,450; 2004 - $10,200.
(iv)	All other fees: Aggregate fees billed for retirement plan accounting and consulting services, compliance examinations, and payroll processing services for 2004 only: 2005 - $27,050; 2004 - $16,500. Merger with Community Plus Savings Bank: 2005 - $33,000; 2004 - $0. Conversion to MHC form of ownership and stock issuance: 2005 - $0; 2004 - $53,000. Total of all other fees: 2005 - $60,050; 2004 - $69,500.

             The Audit Committee preapproves all audit and permissible non-audit services to be provided by the independent auditors and the estimated fees for these services. None of the services provided by Wipfli, LLP described in items (b)-(d) above were approved by the Audit Committee pursuant to a waiver of the preapproval requirements of the SEC's rules and regulations.

Director Independence

             Each of our directors other than Mr. Cooley, President and Chief Executive Officer of the Company, qualify as "independent" in accordance with the published listing requirements of the Nasdaq Stock Market. The Nasdaq independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. As further required by the Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to the Company and its management.

Stockholder Communications with Directors

             Stockholders may communicate directly with the Board of Directors by writing to: Richard McHugh, Independent Director, 2174 EastRidge Center, Eau Claire, Wisconsin 54701.

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DIRECTOR COMPENSATION

Fees

             Members of Citizens Community Bancorp's Board of Directors receive a fee of $666.66 per month. The Chairman of the Board is paid $1,500 per meeting attended. Total fees paid to directors of Citizens Community Bancorp and Citizens Community Federal during the fiscal year ended September 30, 2005 were $60,765.

Supplemental Executive and Director Retirement Plans

             On August 1, 2002, the Bank adopted a Supplemental Executive and Director's Retirement Plan ("SERP"). The SERP is an unfunded, non-contributory defined benefit plan under which Citizens Community Federal will pay supplemental pension benefits to certain key employees and directors upon retirement. Benefits are based on a formula which includes participants' past and future earnings and years of service with Citizens Community Federal.

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EXECUTIVE COMPENSATION

Summary Compensation Table.

             The following table sets forth summary information concerning compensation awarded to, earned by or paid to Citizens Community Bancorp's President, Chief Financial Officer, Senior Vice President and Executive Vice President. No other executive officer of Citizens Community Bancorp earned a salary and bonus in excess of $100,000 for the fiscal year ended September 30, 2005. The named executive officers received perquisites and other personal benefits in addition to salary and bonus during the periods stated. The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of their respective annual salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC.

Summary Compensation Table
		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compen- sation ($)(1)	Restricted Stock Award ($)(2)	Options (#)(2)	All Other Compen- sation (3)

James G. Cooley Chief Executive Officer and Director	2005	$213,036	$20,000	$ ---	$200,472	37,262	$102,680
	2004	206,894	---	---	---	---	88,369
	2003	188,003	---	---	---	---	57,436

John Zettler, Chief Financial Officer and Senior Vice President	2005	$127,777	$---	$ ---	$32,078	5,962	$16,786
	2004	124,093	---	---	---	---	13,656
	2003	112,336	---	---	---	---	10,360

Johnny W. Thompson, Senior Vice President/Chief Administration Officer	2005	$113,993	$---	$ 4,800(4)	$32,078	5,962	$12,324
	2004	111,352	---	4,800(4)	---	---	12,639
	2003	106,703	---	13,800(4)	---	---	14,965

Timothy J. Cruciani, Executive Vice President	2005	$101,962	$---	$ ---	$72,173	13,414	$11,282
	2004	98,177	---	---	---	---	8,336
	2003	84,083	---	---	---	---	5,415

_______________________________
(1)	This amount does not include personal benefits or perquisites which did not exceed the lesser of $50,000 or 10% of the named individuals' salary and bonus.
(2)	This amount represents the dollar value of restricted stock awarded pursuant to the Company's 2004 Recognition and Retention Plan.
(3)	This amount represents Citizens Community Federal's contribution to its supplemental executive retirement plans of $96,289, $12,952 $12,324 and $8,223 in 2005, $81,562, $10,005, $9,184 and $5,600 in 2004 and $52,058, $7,012, $14,240 and $3,190 in 2003, respectively, and to its 401(k) plan of $6,391, $3,834, $3,420 and $3,059 in 2005, $6,807, $3,651, $3,455 and $2,736 in 2004 and $5,378, $3,348, $725 and $2,225 in 2003, respectively, on behalf of the named executive officers.
(4)	This amount includes$4,800 auto allowance in 2005 and 2004, and $9,000 relocation expense and $4,800 auto allowance in 2003.

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Option Grants in Fiscal Year 2005

             The following table shows information with respect to grants of options to the named executive officers for the fiscal year ended September 30, 2005. The options were granted under the Company's existing option plan. All options granted to the named executive officers during fiscal 2005 vest in five equal installments with the first installment vesting on February 4, 2006.

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date

James G. Cooley President	37,262	54.3%	13.45	2/4/2015
John D. Zettler Chief Financial Officer and Senior Vice President	5,962	8.7	13.45	2/4/2015
Johnny W. Thompson Senior Vice President/ Chief Administration Officer	5,962	8.7	13.45	2/4/2015
Timothy J. Cruciani Executive Vice President	13,414	19.6	13.45	2/4/2015

Aggregated Option Exercises in Last Fiscal Year And FY-End Option/SAR Values Table.

             The following table summarizes certain information relating to the value of options held by the named executive officers at September 30, 2005. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise price of the option. At September 30, 2005, none of these options were in-the-money. These options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of Citizens Community Bancorp common stock on the date of exercise.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options FY-End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
James G. Cooley President	---	---	---	37,262	---	---
John D. Zettler Chief Financial Officer and Senior Vice President	---	---	---	5,962	---	---
Johnny W. Thompson Senior Vice President/ Chief Administration Officer	---	---	---	5,962	---	---
Timothy J. Cruciani Executive Vice President	---	---	---	13,414	---	---

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Employment Agreements

             Citizens Community Federal currently has rolling three-year employment agreements with each of its named executive officers, including James G. Cooley, John D. Zettler, Johnny W. Thompson and Timothy J. Cruciani. Under the employment agreements, the salary levels for fiscal 2005 were $213,063, $127,777, $113,993, and $101,606 for each of the above-named officers, respectively. In addition, the amount of salary provided for under the agreements is increased by 5% per year with respect to Mr. Thompson. The agreements also provide for equitable participation by the officers in Citizen Community Federal's employee benefit plans.

             The agreements may be terminated by Citizens Community Federal at any time or by the executive if he is assigned duties inconsistent with his title, duties, responsibilities and status. In the event that the officer's employment is terminated without cause or constructively terminated, Citizens Community Federal would be required to honor the terms of the agreement through the expiration of the contract, including payment of the then current cash compensation.

PROPOSAL II

RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT AUDITORS

             The Audit Committee has appointed Wipfli as the independent public accounting firm to audit the Company's financial statements for the fiscal year ending September 30, 2006. In making its determination to appoint Wipfli as the Company's independent auditors for the 2005 fiscal year, the Audit Committee considered whether the providing of services (and the aggregate fees billed for those services) by Wipfli, other than audit services, is compatible with maintaining the independence of the outside accountants. Our shareholders are asked to ratify this appointment at the annual meeting. If the appointment of Wipfli is not ratified by the shareholders, the Audit Committee may appoint other independent auditors or may decide to maintain its appointment of Wipfli.

             A representative of Wipfli is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

             The Board of Directors of the Company unanimously recommends that you vote "FOR" the ratification of the appointment of Wipfli, LLP as independent auditors for the Company for the fiscal year ending September 30, 2006.

CERTAIN TRANSACTIONS

             Like many financial institutions, Citizens Community Federal has followed a policy of granting loans to our officers, directors and employees on the security of their primary residences and also of granting consumer loans to such persons. We have never granted loans to directors and executive officers on preferred terms. In accordance with the requirements of applicable law, loans to executive officers and directors of the Citizens Community Bancorp and Citizens Community Federal are made on substantially the same terms, including interest rates, fees and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of management do not involve more than the normal risk of collectibility or present other unfavorable features. At September 30, 2005, loans to directors and executive officers totaled $61,998.

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FINANCIAL STATEMENTS

             Citizens Community Bancorp's annual report to shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on the record date. Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of Citizens Community Bancorp. The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

             In addition, a copy of Citizens Community Bancorp's annual report on Form 10-KSB for the fiscal year ended September 30, 2005, is available to each record and beneficial owner of Citizens Community Bancorp's common stock without charge upon written request to the Corporate Secretary, Citizens Community Bancorp 2174 EastRidge Center, Eau Claire, Wisconsin, 54701.

SHAREHOLDER PROPOSALS

             In order to be eligible for inclusion in Citizens Community Bancorp's proxy materials for next year's annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at Citizens Community Bancorp's main office at 2174 EastRidge Center, Eau Claire, Wisconsin, no later than September 25, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities and Exchange Act of 1934, as amended, and as with any shareholder proposal (regardless of whether included in Citizen Community Bancorp's proxy materials), Citizen Community Bancorp's Charter and Bylaws.

             To be considered for presentation at next year's annual meeting, although not included in the proxy materials for that meeting, any shareholder proposal must be received at Citizens Community Bancorp's executive office at least five days prior to next year's annual meeting.

OTHER MATTERS

             We are not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

Proxy Card

REVOCABLE PROXY

CITIZENS COMMUNITY BANCORP
ANNUAL MEETING OF SHAREHOLDERS

February 22, 2006

             The undersigned hereby appoints James G. Cooley and Richard McHugh as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Citizens Community Bancorp, which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting"), to be held at the Citizens Community Federal offices at Banbury Place, Building D-02, Suite 319, 800 Wisconsin Street, Eau Claire, Wisconsin., on Wednesday, February 22, 2006, at 4:00 p.m., local time, and at any and all adjournments thereof. The Board of Directors recommends a vote "FOR" the listed proposals.

             This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.

             Should a director nominee be unable to serve as a director, an event that Citizens Community Bancorp does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.
Brian R. Schilling
David B. Westrate

		VOTE FOR	VOTE WITHHELD
1.	The election as directors of all nominees listed below (except as marked to the contrary below).

Instructions: To vote for all nominees mark the box "FOR" with an "X". To withhold your vote for an individual nominee mark the box "FOR" with an "X" and write the name of the nominee on the line provided below for whom you wish your vote withheld. To withhold your vote as to all nominees mark the box "VOTE
WITHHELD" with an "X".

		VOTE	VOTE
		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of Wipfli, LLP as auditors of the Corporation for the fiscal year ending September 30, 2006.
3.	Such other matters that may properly come before the Meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Back of Card

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

             This proxy may be revoked at any time before it is voted by delivering to the Secretary of Citizens Community Bancorp, on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Citizens Community Bancorp common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

             The undersigned acknowledges receipt from Citizens Community Bancorp, prior to the execution of this Proxy, the Notice of Annual Meeting, a Proxy Statement and Citizens Community Bancorp's 2005 Annual Report to Shareholders.

Dated: _________________________, 2006

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

End.